UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2006
Date of Report (Date of earliest event reported)

APEX CAPITAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-27001	91-1939535
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

51625 Desert Club Dr., Suite 207, La Quinta, CA 92253
(Address of principal executive offices)

 (760) 219-2776
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

This Current Report on Form 8-K of Apex Capital Group, Inc. (the “Company”) (this “8-K”) is being filed with the Securities and Exchange Commission (“SEC”) for the purpose of correcting an error appearing in the Current Report on Form 8-K filed on September 7, 2006 and the Current Report on Form 8-K filed on January 6, 2006 (collectively, the “Prior 8-K Filings”).

This 8-K corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the Prior 8-K Filings. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The basis for the error is described briefly as follows. On July 27, 2005, the Company decided to reincorporate from Nevada to Wyoming by means of a merger of the Company with and into a newly-formed Wyoming corporation of the same name.  The reincorporation was not procedurally completed. The Company was unaware of such fact until after its most recent filing of the Current Report on Form 8-K on September 7, 2006. As of the date of this 8-K, the current state of incorporation of the Company is Nevada.

Except for the changes described above, no other changes have been made to the information contained in the Prior 8-K Filings.

Concurrent with the filing of this 8-K, the Company is filing a set of 13 amendments for the purposes of correcting errors appearing in the Company’s prior annual reports and quarterly reports filed with the SEC since July 27, 2005.

The Company is filing an amendment to each of:

(1)  the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, filed on April 3, 2006, as amended by Amendment No. 1 on Form 10-KSB/A to the Annual Report on Form 10-KSB, filed on September 11, 2006 (“Amendment No. 2 to 10-KSB, as amended, for 2005”);

(2)  the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed on September 14, 2005, as amended by Amendment No. 1 on Form 10-KSB/A to the Annual Report on Form 10-KSB, filed on December 7, 2005 (“Amendment No. 2 to 10-KSB, as amended, for 2004”);

(3)  the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2006, filed on August 17, 2006 (“Amendment to 10-QSB for Second Quarter 2006”);

(4)  the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2006, filed on August 17, 2006 (“Amendment to 10-QSB for First Quarter 2006”);

(5)  the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2005, filed on November 9, 2005, as amended by Amendment No. 1 on Form 10-QSB/A to the Quarterly Period on Form 10-QSB, filed on December 7, 2005 (“Amendment No. 2 to 10-QSB, as amended, for Third Quarter 2005”);

(6)  the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005, filed on September 14, 2005, as amended by Amendment No. 1 on Form 10-QSB/A to the Quarterly Period on Form 10-QSB, filed on December 7, 2005 (“Amendment No. 2 to 10-QSB, as amended, for Second Quarter 2005”);

(7)  the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005, filed on September 14, 2005, as amended by Amendment No. 1 on Form 10-QSB/A to the Quarterly Period on Form 10-QSB, filed on December 7, 2005 (“Amendment No. 2 to 10-QSB, as amended, for First Quarter 2005”);

(8)  the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004, filed on September 14, 2005 (“Amendment to 10-QSB for Third Quarter 2004”);

(9)  the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004, filed on September 14, 2005 (“Amendment to 10-QSB for Second Quarter 2004”);

(10)  the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2004, filed on September 14, 2005 (“Amendment to 10-QSB for First Quarter 2004”);

(11)  the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003, filed on September 14, 2005 (“Amendment to 10-QSB for Third Quarter 2003”);

(12)  the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003, filed on September 14, 2005 (“Amendment to 10-QSB for Second Quarter 2003”); and

(13)  the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003, filed on September 14, 2005 (“Amendment to 10-QSB for First Quarter 2003”).

This 8-K sets forth the corrections being made by the amendments above. Except for the corrections described below, no other changes have been made to the information contained in each of the Company’s annual reports and quarterly reports filed with the SEC since July 27, 2005.

(1)    Amendment No. 2 to 10-KSB, as amended, for 2005

Amendment No. 2 to 10-KSB for 2005 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing, as amended. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates in its entirety “Item 1. Description of Business” of the original filing, as amended, by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Unaffected items in the original filing, as amended, have not been restated in the amendment.

Additionally, the amendment corrects errors contained in the Financial Statements of the original filing, as amended, which were inadvertently made in the process of converting and formatting the Financial Statements to an electronic format for filing. The corrections are summarized as follows:

(i) Statements of Changes in Stockholders’ Deficit incorrectly stated January 25 as the date of the yearly ending balance for each year period from 1996 through 2005. The correct date is December 31 and is reflected in this amendment;

(ii) Statements of Changes in Stockholders’ Deficit incorrectly stated the yearly ending balance for 2004 as that of 2005, and did not include the activity or yearly ending balance for 2005. The correct 2005 activity and yearly ending balances for 2004 and 2005 are included in this amendment;

(iii)  Statements of Changes in Stockholders’ Deficit incorrectly stated (a) the net loss amount for 1997 and (b) the ‘Deficit Accumulated During Development Stage’ and ‘Total’ yearly ending balances for 1997. The correct net loss amount and yearly ending balances for 1997 are included in this amendment;

(iv)  Statements of Cash Flows contained no information relating to cash at end of the period, supplemental cash flow or non-cash investing and financing activities. The missing items are included this amendment; and

(v) Statements of Cash Flows incorrectly stated the ‘Issuance of notes payable to related parties for services’ for the year ended December 31, 2004. The correct amount is included in this amendment.

The amendment also amends and restates Note 1 of the Notes to the Financial Statements furnished in the original filing, as amended, by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 1 as amended and restated, the Notes to the Financial Statements are reproduced in the amendment in their entirety as they appear in the original filing, as amended, without modification.

Accordingly, the Financial Statement and the Notes thereto of the original filing, as amended, are amended and restated in this amendment in their entirety. Other than the corrections described above, no other changes have been made to the information contained in the Financial Statements of the original filings, as amended, or to the Notes relating thereto.

The Report of Independent Registered Public Accounting Firm has been filed as of the date of the original filing except for the restatement of Note 1 of the Notes to the Financial Statements, as to which the date is as of October 18, 2006.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, as amended, have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 13. Exhibits” has been amended and restated therewith.

(2)    Amendment No. 2 to 10-KSB, as amended, for 2004

Amendment No. 2 to 10-KSB for 2004 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing, as amended. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to the Financial Statements furnished in the original filing, as amended, by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, the Financial Statements and the Notes thereto are reproduced in the amendment in their entirety as they appear in the original filing, as amended, without modification. The Report of Independent Registered Public Accounting Firm has been filed as of the date of the original filing except for the restatement of Note 6 of the Notes to the Financial Statements, as to which the date is as of October 18, 2006.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, as amended, have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 13. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing, as amended.

(3)    Amendment to 10-QSB for Second Quarter 2006

Amendment to 10-QSB for Second Quarter 2006 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 1 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 1 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(4)    Amendment to 10-QSB for First Quarter 2006

Amendment to 10-QSB for First Quarter 2006 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 1 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 1 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(5)    Amendment No. 2 to 10-QSB, as amended, for Third Quarter 2005

Amendment No. 2 to 10-QSB, as amended, for Third Quarter 2005 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing, as amended. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 1 of the Notes to Financial Statements furnished in Item 1 of the original filing, as amended (“Amended Item 1”) , by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 1 as amended and restated, Amended Item 1 is reproduced in the amendment in its entirety as they appear in the original filing, as amended, without modification. Unaffected items in the original filing, as amended, have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, as amended, have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing, as amended.

(6)     Amendment No. 2 to 10-QSB, as amended, for Second Quarter 2005

Amendment No. 2 to 10-QSB, as amended, for Second Quarter 2005 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing, as amended. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The Amendment also amends and restates Item 1 of the original filing, as amended (“Amended Item 1”) which Amended Item 1 contained the Financial Statements and the Notes thereto pertaining to the quarterly period ending September 30, 2005 instead of June 30, 2005. To correct this unintentional error, Amended Item 1 is amended and restated in the amendment to provide the Financial Statements and the Notes thereto pertaining to the quarterly period ending June 30, 2005 as previously provided as part of the original filing, with the exception of the deletion of the following sentence contained in Note 6 of the Notes to Financial Statements of the original filing: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Unaffected items in the original filing, as amended, have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, as amended, have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing, as amended.

(7)    Amendment No. 2 to 10-QSB, as amended, for First Quarter 2005

Amendment No. 2 to 10-QSB, as amended, for First Quarter 2005 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing, as amended. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The Amendment also amends and restates Item 1 of the original filing, as amended (“Amended Item 1”) which Amended Item 1 contained the Financial Statements and the Notes thereto pertaining to the quarterly period ending September 30, 2005 instead of March 31, 2005. To correct this unintentional error, Amended Item 1 is amended and restated in the amendment to provide the Financial Statements and the Notes thereto pertaining to the quarterly period ending March 31, 2005 as previously provided as part of the original filing, with the exception of the deletion of the following sentence contained in Note 6 of the Notes to Financial Statements of the original filing: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Unaffected items in the original filing, as amended, have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, as amended, have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing, as amended.

(8)    Amendment to 10-QSB for Third Quarter 2004

Amendment to 10-QSB for Third Quarter 2004 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(9)    Amendment to 10-QSB for Second Quarter 2004

Amendment to 10-QSB for Second Quarter 2004 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(10)    Amendment to 10-QSB for First Quarter 2004

Amendment to 10-QSB for First Quarter 2004 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(11)    Amendment to 10-QSB for Third Quarter 2003

Amendment to 10-QSB for Third Quarter 2003 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(12)     Amendment to 10-QSB for Second Quarter 2003

Amendment to 10-QSB for Second Quarter 2003 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

(13)    Amendment to 10-QSB for First Quarter 2003

Amendment to 10-QSB for First Quarter 2003 corrects an error regarding the identification of the state of incorporation of the Company appearing on the front cover page of the original filing. The front cover page incorrectly identified the Company’s state of incorporation as Wyoming. The correct state of incorporation of the Company is Nevada.

The amendment also amends and restates Note 6 of the Notes to Financial Statements furnished in Item 1 (“Item 1”) of the original filing by deleting the following sentence contained in the first paragraph therein: “On July 27, 2005, the Company merged with Apex Capital Group, Inc. (a Wyoming entity) for the purpose of changing its domicile from Nevada to Wyoming.” Except for Note 6 as amended and restated, Item 1 is reproduced in the amendment in its entirety as they appear in the original filing without modification. Unaffected items in the original filing have not been restated in the amendment.

As a result of the amendment above, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing have been re-executed, re-filed and re-furnished as of the date of the amendment. Accordingly, “Item 6. Exhibits” has been amended and restated therewith.

Except for the changes described above, no other changes have been made to the information contained in the original filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX CAPITAL GROUP, INC.

Date: October 26, 2006	By:	/s/ Dempsey K. Mork
Dempsey K. Mork
President and Chief Executive Officer